Exhibit 99.1

ASSET PURCHASE AGREEMENT

          THIS ASSET PURCHASE AGREEMENT ("Agreement") is entered into as of August 1, 2005, between GEORGE FREIDKIN, an individual doing business as Cord Consulting Company ("Seller") and INDIGO TECHNOLOGY SERVICES, INC., a Georgia corporation or assignee ("Buyer").

RECITALS

          A.          Seller is the owner and operator of an information technology consulting business (the "Business").

          B.          Buyer is a wholly owned subsidiary of Softnet Technology Corp., a Nevada corporation (“Softnet”)

          C.          Seller wishes to sell and Buyer wishes to buy the Business on the terms and conditions set forth in this Agreement.

AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.       Purchase of Assets.

                    (a)      Assets Included in Sale.  On the Closing Date, as defined below, Seller shall sell and transfer to Buyer, and Buyer shall purchase from Seller, all of Seller's right, title and interest in and to the following assets in connection with the Business (collectively, the "Assets"):

                              (i)            All customer agreements and rights under customer purchase orders;

                              (ii)           all trademarks and trade names belonging or pertaining to the Business, including, without limitation, use of the trade name, "Cord Consulting Company".

                              (iii)          all books and records, all financial records, invoices and receipts relating to the Business for the past 15 years (provided, however, that a copy of each of the foregoing financial records may be retained by Seller).  Buyer agrees that Seller will have access to these records, to be held in possession of Buyer for a period of five years from the date of Closing, for the purpose of making copies for Seller’s use;

                              (iv)          all client and vendor records and data of the Business for the past 15 years;

                              (v)           the Business' client, supplier and vendor lists, including contact information for the past 15 years ; Seller is exempt from transferring records for items which include and/or are commingled with substantial amounts of personal information.  However, Buyer may require, and Seller will provide excerpts from such records in order to meet Buyer’s audit requirements.  These include, but are not limited to:
  Bank records of business transactions included in Sellers personal Merrill Lynch Capital Management Account and/or other such personal financial, investment, and bank accounts in which personal and business transactions are commingled;

  Business charges to Seller’s personal credit cards;

  Records pertaining to Shurguard Storage in Atlanta, Georgia;

  Personal Income Tax Filings which may contain business data from Seller’s business;

  Other similar documents, books, records and data as may be identified during the transfer of the books and records; and

                              (vi)        The goodwill of the Business.

                    (b)      Excluded Assets and Liabilities.  Buyer will not purchase any other assets of the Business, including, cash or accounts receivable of the Business other than those accounts receivable related to client payments for services to be performed after the date of the Closing.

                    (c)     Assumption of Liabilities.  Buyer will not assume any liabilities or obligations of the Seller or the Business which were created prior to the date of Closing, except for the obligation to perform services under the customer contracts and purchase orders set forth on Schedule 6(o)(ii) (“Customer Contracts”).  Seller shall remain liable for any such pre-existing liabilities and obligations after the Closing.

                    (d)     Accounts Receivable.  Schedule 1(d) sets forth a complete and accurate list of all Seller’s accounts receivable as of the date hereof (the “Seller Receivables”).  The Seller shall be entitled to receive the benefit of all Seller Receivables. If Buyer receives payment after the date hereof, from any customer with respect to any Seller Receivable, Buyer will promptly deliver the amount of such payment to Seller.  Seller may, independently of Buyer, forgive Seller Receivables and/or accept alternative forms of compensation which will not “pass through” the Buyer. In such event, Seller agrees to notify Buyer of any such arrangements, and Buyer will adjust Buyer’s books and records accordingly.  With notice to Buyer, Seller may levy service charges, as stated in the various contracts, with such amounts to be collected by Buyer and remitted to Seller.

                    (e)     Accounts Payable.  Schedule 1(e) sets forth a complete and accurate list of all Seller’s accounts payable as of the date hereof (the “Seller Payables”).  The Seller shall be responsible for paying all Seller Payables.  If, at any time, Buyer pays any amount toward any Seller payable, upon notice to Seller, Seller shall promptly reimburse Buyer for such amount.

          2.       Purchase Price.

                    (a)     Calculation of Purchase Price.  The purchase price for the Assets ("Purchase Price") shall be $200,000.

                    (b)     Allocation of Purchase Price.  The Purchase Price shall be allocated as set forth on Schedule 2(b) attached hereto.

                    (c)      Payment of Purchase Price.  The Purchase Price shall be paid as follows:

                              (i)         $25,000 in cash of which $8,333 is due on the 30th day from the execution of the Asset Purchase Agreement, $8,333 is due on the 60th day from the execution of the Asset Purchase Agreement, and $8,334 is due on the 90th day from the execution of the Asset Purchase Agreement ; and

                              (ii)        ___________ shares of Softnet common stock (the “Shares”), as calculated by calculating the average closing sale price for the ten trading days prior to execution of the Asset Purchase Agreement.

          3.      Seller's Covenant Not to Compete.  Seller agrees that, for a period of three (3) years after the Closing, Seller shall not directly or indirectly engage in, or have any interest in, or be employed by, or act a consultant for, any person, firm, corporation or business other than Buyer (whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise) that engages in any activity that is the same as, substantially similar to or competitive with the Business, except that this covenant shall not preclude Seller from passive investments in such parties (eg. purchase and/or owner of Microsoft stock or bonds solely as a financial investment).  The restrictions contained in the previous sentence shall apply only in the United States of America. After the first year, if the value of the Buyer’s common stock paid to Seller falls below one-half of the value on the date of closing for more than six consecutive months and Seller holds at least 80% of the shares transferred on the Closing Date, this “Covenant Not to Compete” may be terminated at the option of the Seller.  Seller agrees that, if Seller terminates this covenant, Seller will give first right of refusal to Buyer for the proposed business related services or ventures of Seller. If the Seller sells more than 20% of the stock transferred on the Closing Date, the “Covenant Not to Compete” cannot be terminated.

          4.        Conditions to Closing.  The Closing shall be conditioned upon the following:

                    (a)        Seller's delivery of all Assets free and clear of all liens, charges and encumbrances; and

                    (b)        Seller's execution and delivery of each of the documents referred to in Paragraph 7(c) below.

          5.       Seller's Representations and Warranties.  Seller hereby represents, warrants and covenants as follows, which representations, warranties and covenants shall survive the Closing:

                    (a)       Title to Assets.  At Closing, Seller will convey to Buyer good and marketable title to the Assets, free and clear of all mortgages, liens, security interests, encumbrances, title defects, or adverse claims of any kind.  None of the Assets is subject to a lease to or from a third party.  The Assets, and the operations and maintenance thereof, comply with any applicable agreements and restrictive covenants and conform to all applicable laws, and all work required to be done by Seller as tenant has been duly performed.  The Assets are in good operating condition and repair, subject to ordinary wear and tear, and are sufficient and adequate to permit Seller to conduct the Business as currently conducted.

                    (b)        Debts and Liabilities.  As of the date hereof, there are no debts, liabilities, accounts payable or other obligations of Seller associated with the Business.

                    (c)         Organization, Qualification and Business.  The Business is a sole proprietorship wholly owned by Seller and Seller holds all licenses and permits necessary to own the assets of the Business and to operate the Business as now owned and operated by Seller; and neither the ownership of the assets of the Business nor the nature of the Business requires Seller to be qualified in any jurisdiction.

                    (d)         Authority.  Seller has the requisite power and authority to execute, deliver and carry out the provisions of this Agreement and to perform its obligations hereunder, and all such action has been duly and validly authorized by all necessary proceedings on Seller’s part.

                    (e)         Execution and Binding Effect.  This Agreement has been duly and validly executed and delivered by Seller and constitutes legal, valid and binding obligations of Seller enforceable in accordance with the terms hereof, except as the enforceability of this Agreement may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                    (f)          Absence of Conflicts.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement nor the performance of or compliance with the terms and conditions hereof will (1) violate any law or government regulation, (2) conflict with or result in a any material breach or default under any agreement or instrument to which Seller is a party or by which Seller or any of his properties may be subject or bound, or (3) result in the creation or imposition of any material lien upon any property of Seller.

                    (g)         Consents and Approvals.  No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with any governmental agency or office is or will be necessary in connection with the execution and delivery of this Agreement, consummation of the transactions contemplated by this Agreement, or performance of or compliance with the terms and conditions of this Agreement.

                    (h)         Compliance with Laws.  The Business is and has been operated by Seller in compliance with all applicable permits, licenses, laws and regulations (federal, state, local and foreign) applicable to it, and all required reports and filings with governmental authorities have been properly made where the failure to comply or file would have a material adverse effect on the Business, operations or financial condition of Seller or the Business.  Seller has not entered into any material agreement with, had any material dispute with, or been investigated by, any governmental authority or other third party that could materially and adversely restrict the operation of its Business.  To Seller's knowledge, no hazardous materials have at any time been generated, used, treated or stored on, released or transported to or from, the Premises and Seller has not caused and does not know that any Hazardous Materials (as hereinafter defined) exist on, under or about the Premises.  "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, infectiousness or other harmful or potentially harmful properties or effects.

                    (i)          Financial Statements and Practices.  Seller makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect transactions and dispositions of the Assets.  Seller has previously furnished to Buyer a profit and loss statement for the period  January 1, 2003, through December 31, 2004 (collectively, the "Financial Statements").  The Financial Statements are true and correct in all respects, have been prepared in accordance with the accounting method specified therein and consistently followed by Seller throughout the periods indicated, and accurately reflect the financial condition of Seller and the results of the Business’s operations for the respective periods indicated therein.

                    (j)           Taxes.  Seller has properly filed all federal, foreign, state, local and other tax returns and reports with respect to the Business, which are required to be filed by it, and all of the foregoing are true, correct and complete.  All taxes, interest, and penalties due and payable as shown on such returns or claimed to be due by any taxing authority have been timely paid.  There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of Seller, or claims now pending or matters under discussion with any taxing authority in respect of any tax of Seller.

                    (k)         Contracts.  Schedule 6(l) hereto contains a complete list of all material contracts, agreements, written or oral arrangements and commitments of Seller, that are related to the Business.  Each of such contracts, agreements, arrangements and commitments is a valid and binding obligation of Seller and, to the best knowledge of Seller, of the other parties thereto in accordance with its terms.  There have been no defaults or claims of default and, to the best knowledge of Seller, there are no facts or conditions that have occurred which, through the passage of time or the giving of notice would constitute a default thereunder or would cause an acceleration of any obligation of any party thereto or the creation of a lien or encumbrance upon any Asset.  Seller has not received notice that any party to any of the agreements listed on Schedule 6(l) intends to cancel or terminate any of these agreements.

                    (l)          Vendors.  Schedule 6(m) is a true and complete list of each of Seller's vendors relating to the Business from whom the Seller made purchases during one or more of the calendar years 2004 and 2005, showing with respect to each, the name and address of such vendor.  Seller is not required to provide any bonding or other financial security arrangements in connection with any transactions with any of its vendors in the ordinary course of the Business.  The relationship of Seller with each of its vendors listed in Schedule 6(m) is, to the best of Seller's belief, good, and to the best of Seller's knowledge and judgment, there is no indication of any intention on the part of any such vendor to terminate its relationship with Seller, materially reduce the volume of business done with Seller or materially increase the prices it charges Seller.  Seller has not been informed of and has no reason to believe that any vendor on Schedule 6(m) does not intend to continue such relationship with Buyer after the date of this Agreement.

                    (m)        [Intentionally Omitted]

                    (n)         Customers.  Schedule 6(o)(i) sets forth a complete and accurate list of all customers of the Business who have purchased goods or services from the Business during one or more of the calendar years 2003 and 2004, showing with respect to each, the name and address of such customer.  Schedule 6(o)(ii) sets forth a complete and accurate list of all customer agreements and outstanding purchase orders that obligate the Seller to perform services for any customers on or after the Closing (“Customer Contracts”).

                    (o)         Patents, Trademarks and Copyrights.  Other than the trade name, "Cord Consulting", there are no trademarks, service marks, trade names, brands, copyrights, or patents presently being used in the Business, and, except with respect to the filing of a Statement of Fictitious Business Name, Seller has not made any filings with respect to any trademarks, service marks, trade names, brands, copyrights or patents.

                    (p)         Employees.  Schedule 6(q) sets forth a list of all the Business’s employees and their wages and other benefits.  The employees of the Business listed on Schedule 6(q) are all at-will employees who may be terminated without prior notice or compensation in excess of amounts due and payable for work performed prior to termination.  Seller has never maintained nor currently maintains any plan in accordance with the Employee Retirement Income Security Act of 1974 ("ERISA"), nor has Seller or its predecessors ever contributed to or otherwise participated in or has been required to contribute to or otherwise participate in any Multiemployer Plan as defined in Section 4001(a)(3) of ERISA.  Schedule 6(q) also sets forth a list of all consultants and independent contractors who perform services for the Business or on its behalf, and the compensation paid by Seller, to such persons during the twelve (12) months prior to the Closing.

                    (q)         Litigation.  Except as set forth on Schedule 6(r), there is no action, suit or proceeding pending or, to the best knowledge of Seller, threatened by or against Seller which if adversely determined could materially affect the Assets or the Business as it is currently conducted, or which seeks to restrain, prohibit or invalidate any of the transactions contemplated by this Agreement, in any court, or by or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

                    (r)         Interest in Customers, Vendors and Competitors.  Neither Seller nor any spouse or child of Seller has any direct or indirect interest in any competitor or vendor of Seller.  Seller has a management consulting relationship with one or more of Seller’s clients and/or customers, the activities of which are not related to the business of the Buyer.  Buyer agrees that Seller may continue or commence any such relationships involving activities which are not related to the business of Buyer.  These activities within such client relationships include, but are not limited to ownership, partnership, joint venture, employment, and management consulting in the areas of company, production, distribution, sales, and contract management.  Seller agrees to exclude such relationships with any company in the United States which competes for the business of Buyer, except by prior permission of Buyer.  Seller further agrees to encourage such customers, clients, and contacts to use the services of Buyer for those activities which are the business of Buyer.  Schedule 7 lists all such relationships which materially exist at this time.

                    (s)          Accurate and Complete Disclosure.  No representation or warranty made by Seller under this Agreement and no statement made or to be made by Seller in any certificate, report, exhibit, schedule or other document furnished by Seller to Buyer pursuant to or in connection with this Agreement is false or misleading in any material respect (including by omission of information necessary to make such representation, warranty or statement not materially misleading).  Seller has not failed to disclose to Buyer in writing any fact that materially and adversely affects the Business, or the ability of Seller to perform its obligations under this Agreement.

          6.       Buyer's Representations.  Buyer hereby represents, warrants and covenants as follows, which representations and warranties shall survive the Closing:

                    (a)         Organization.  Buyer is duly organized, validly existing and in good standing under the laws of the State of Nevada.

                    (b)         Authority and Authorization.  Buyer has the power and authority to execute, deliver and carry out the provisions of this Agreement and to perform its obligations hereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part.

                    (c)          Execution and Binding Effect.  This Agreement has been duly and validly executed and delivered by Buyer and constitutes legal, valid and binding obligations of Buyer enforceable in accordance with the terms hereof, except as the enforceability of this Agreement may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                    (d)         Consents and Approvals.  No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with any governmental agency or office is or will be necessary in connection with the execution and delivery of this Agreement, consummation of the transactions contemplated by this Agreement, or performance of or compliance with the terms and conditions hereof.

                    (e)         Absence of Conflicts.  Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated nor the performance of or compliance with the terms and conditions hereof will (1) violate any law or government regulation, (2) conflict with or result in a breach of or a default under the certificate of incorporation or bylaws of Buyer, or result in material breach or default under any agreement or instrument to which Buyer is a party or by which it or any of its properties may be subject or bound, or (3) result in the creation or imposition of any material lien upon any property of Buyer.

          7.       Closing.

                    (a)      Closing Date.  The closing of the purchase and sale of the Assets ("Closing") will occur upon the execution hereof, or such later date as may be selected by Buyer (the "Closing Date") at the offices of Buyer in Alpharetta, Georgia.

                    (b)     Closing Costs.  Each party shall be responsible for its own costs and fees related to this Agreement, including but not limited to attorneys' fees.

                    (c)      Documents to be Delivered by Seller at Closing.  On the Closing Date, Seller shall execute and deliver to Buyer the following documents:

                              (i)         a Bill of Sale in substantially the form of Exhibit A attached (the "Bill of Sale");

                              (ii)        An independent contractor agreement in the form of Exhibit B signed by Garrett Hayes;

                              (iii)       An independent contractor agreement in the form of Exhibit C signed by George Freidkin; and

                              (iv)       An Assignment and Assumption Agreement in the form of Exhibit D attached hereto (the “Assignment and Assumption Agreement”).

                    (d)      Documents to be Delivered by Buyer at Closing.  On the Closing Date, Buyer shall execute and deliver to Seller the following documents:

                              (i)         a check or wire transfer in the amount of the Purchase Price, payable to Seller;

                              (ii)       A stock certificate in Seller’s name, representing the Shares; and

                              (iii)      The Assignment and Assumption Agreement.

          8.       Continuing Liability; Indemnification.

                    (a)      After the closing, Seller shall continue to remain liable for any and all liabilities arising under all contracts, commitments and other agreements entered into or incurred in the name of the Business, or in Seller's individual name, in connection with the Business (including, but not limited to the Seller Payables) prior to the Closing Date.  Seller expressly acknowledges and agrees that Seller shall not be released from any claims, liabilities or obligations whatsoever arising in connection with Seller's ownership and operation of the Business or the Assets prior to Closing.

                    (b)      Seller shall indemnify, defend and hold Buyer harmless from and against any and all losses, liabilities, fines, damages, claims, suits, demands, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) of any kind or nature which Buyer may suffer or incur, arising out of or in any way related to (i) Seller's ownership or operation of the Business or the Assets, or otherwise related to any actions or omissions of Seller prior to the Closing Date, including, without limitation, the use, generation, treatment, storage, release or transportation of any Hazardous Materials; (ii) any contracts, liabilities or other obligations not expressly assumed by Buyer hereunder; (iii) any claims by creditors as a result of the failure of any party to comply with any bulk sales or similar law; and (iv) the breach of any of Seller's representations, warranties or other obligations hereunder.  Seller's obligations under this Paragraph shall survive the Closing.  In this same manner, Buyer shall indemnify Seller for any liabilities caused by Buyer arising after the Closing Date.

          9.       Post-Closing Covenants.  During the ninety (90) day period commencing on the Closing Date, Seller shall be available for eight hours per day during the hours of 9:00 a.m. to 5:00 p.m., Monday through Friday to assist Buyer in the transition of ownership of the Business, to interface with and meet customers at Buyer’s request, and to train Buyer’s personnel in the general operations of the Business.  If Seller introduces any new client to Buyer, then Seller shall receive a commission equal to ten percent (10%) of all amounts collected by Buyer, from such customer, during the twelve (12) month period following such introduction, for services rendered by Buyer, for the benefit of such new client.  For purposes hereof, “new client” shall mean any client that is not an existing client of the Business as of the Closing, and has not been a client of the Business during the two (2) years prior to the Closing.  The term “new client” shall not include any client that has done business with Buyer prior to being introduced to Buyer by Seller, or who has been in discussions with Buyer during the six (6) months prior to such introduction. For new clients acquired through a referral source arranged by Seller, and the referral source requires a commission, Seller agrees to accept only the difference in commissions between the 10% and the commission paid to the referral source during the first year.

          10.     Seller’s Investor Representations.  This Agreement is made upon the specific representation to the Buyer, by Seller that:

                    (a)     The Shares which Seller will acquire hereunder or pursuant hereto will be acquired for Seller’s own account, not as a nominee or agent, subject to any requirement of law that the disposition of Seller’s property shall at all times be within Seller’s control.  Seller is not purchasing the Shares pursuant or response to, and is not aware of, any publication of any advertisement regarding the Shares.  Seller is not aware of any broker or dealer involved in the sale and purchase of the Shares.

                    (b)     Seller understands that the Shares will not be registered under the Securities Act of 1933 (the “Securities Act”), on the ground that the sale provided for in this Agreement is exempt pursuant to certain exemptions to such registration and that the reliance of the Buyer on such exemptions is predicated in part on Seller's representations set forth herein.

                    (c)     Seller acknowledges that Seller is able to fend for himself in the transaction contemplated by this Agreement and has the ability to bear the economic risks of Seller’s investment pursuant to this Agreement.

                    (d)     Seller understands that the securities being purchased hereunder are restricted securities within the meaning of Rule 144 under the Securities Act; that such securities are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available. The restriction on the securities will be lifted within ten (10) business days after one year from the Closing Date at which time the transfer agent will be notified to lift such restriction.

          11.      Restrictive Legends.  The certificate representing (a) the Shares and (b) any other securities issued in respect thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of counsel for the Buyer) shall be stamped or otherwise imprinted with legends substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

          12.     Miscellaneous.

                    (a)          Extensions and Waivers.  The parties may, by written agreement signed by all parties, (i) extend the time for the performance of any of the obligations or other acts of the parties hereto, (ii) waive any inaccuracies in any instruments and documents delivered pursuant to this Agreement, (iii) waive compliance with, or modify any of the covenants or agreements contained in this Agreement, or (iv) waive or modify performance of any of the obligations or other acts of any of the parties to this Agreement.  Any purported waiver or modification which is not made in writing shall be void.

                    (b)          Notices.  Any notice, request or other document to be given to any party under this Agreement shall be in writing and sent by registered or certified mail, postage prepaid, or by nationally recognized overnight courier service or via facsimile, at its address and facsimile number set forth below:

If to Buyer:                  Indigo Technology Services, Inc.
                                   1 Anderson Road, Street 2, Suite 105
                                   Bernardsville, NJ  07924
                                   Attn: James Farinella

With a Copy to:           Silicon Valley Law Group
                                   25 Metro Drive, Ste 600
                                   San Jose, California  95110
                                   Attention:  Ronald Austin

If to Seller:                   George Freidkin
                                   2384-A Dunwoody Crossing
                                   Atlanta, Georgia 30338
                                   Email:  georgef@bellsouth.net

Notices shall be deemed received on the day of delivery of sent by facsimile during regular business hours, within three (3) days after delivery if sent by registered or certified mail, and within one (1) day after delivery if sent by courier service.  Any party may change its address for receiving notices by giving written notice of such change to the other parties.

                    (c)         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

                    (d)         Attorneys' Fees.  If any party shall bring an action or proceeding against the other arising under the terms of this Agreement, including, without limitation, an arbitration proceeding, the prevailing party in such action shall recover its attorneys' fees and costs from the other party.

                    (e)         Entire Agreement.  This Agreement, the Exhibits and Schedules hereto and the agreements, contracts and instruments delivered pursuant hereto, contain the entire agreement between the parties hereto and supersede all prior agreements and undertakings between the parties hereto relating to the subject matter hereof and thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

          SELLER:

                                                                        George Freidkin dba Cord Consulting Company

          BUYER:                                                Indigo Technology Services, Inc.

                                                                         By:

                                                                        Title:                                         _

Exhibit A

Bill of Sale

[See attached]

BILL OF SALE

            This Bill of Sale is delivered in accordance with and subject to the terms and conditions of that certain Asset Purchase Agreement (the "Agreement") dated as of August 1, 2005, by and between INDIGO TECHNOLOGY SERVICES, INC., a Georgia corporation (“Buyer”), and GEORGE FREIDKIN, dba Cord Consulting (the “Seller”).  All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

            The Seller, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, convey, transfer, assign and deliver to Purchaser, all of his right, title and interest in and to all of the assets as set forth on Exhibit A attached hereto and incorporated herein by reference.

            The Seller hereby agrees to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon reasonable request of Buyer, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by Buyer for the purpose of, or in connection with, acquiring or more effectually vesting in Buyer or evidencing the vesting in Buyer of all of the right, title and interest in and to the Assets.

            IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of the date first written above.

                                                                                                              ___________________________
                                                                                                              George Freidkin, dba Cord Consulting

EXHIBIT A
To Bill of Sale

ASSETS

1.      All customer agreements and rights under customer purchase orders;

2.      all trademarks and trade names belonging or pertaining to the Business, including, without limitation, use of the trade name, "Cord Consulting Company";

3.      all books and records, all financial records, invoices and receipts relating to the Business since its inception (provided, however, that a copy of each of the foregoing financial records may be retained by Seller);

4.      all client and vendor records and data of the Business;

5.      the Business' client, supplier and vendor lists, including contact information; and

6.      the goodwill of the Business.

Exhibit B

Hayes Independent Contractor Agreement

[see attached]

Exhibit C

Freidkin Independent Contractor Agreement

[see attached]

Exhibit D

Assignment and Assumption Agreement

[See attached]

Schedule 1(d)

Seller Receivables

To be provided no later than 5 August, 2005.

Schedule 1(e)

Seller Payables

All Seller payables will be retired prior to the Closing date, or paid by Seller, or immediately reimbursed by Seller to Buyer, as may come due if any remain open after the Closing date.  There are no known open payables as of August 1, 2005.

Schedule 2(b)

Allocation of Purchase Price

Schedule 6(l)

Material Contracts

To be provided with Cord Consulting Company files, including any contracts which may exist with clients, vendors, and subcontractors.

Schedule 6(m)

Vendor List

To be provided in electronic form as part of the Seller’s accounting system, and as part of physical vendor files maintained by Seller.

Schedule 6(o)(i)

Customer List

To be provided in electronic form as part of the Seller’s accounting system, and as part of physical client files maintained by Seller.

Schedule 6(o)(ii)

Customer Contracts

To be provided in electronic form as part of the Seller’s accounting system, and as part of physical client files maintained by Seller.

Schedule 6(q)

List of Employees and Wages

There are no employees subject to W-2 with holdings.

List of Consultants and Compensation

Verbal Imaging, LLC, Mr. Garrett Hays, $1,500.00 per month retainer plus hourly payments for time billed in excess of the $1,500 per month.  Hourly payments are $50/hour for general tech services, and $65/hour for network and specialist services.

PC Network Consulting, Mr. John Wells.  $50/hour for general tech services, $65/hour for network activities

Mr. Ken McLeish,  $35/hour for general tech, $50/hour for network activities

Ms. Patricia Crankshaw, accounting and accounting systems training, $15 - $25 per hour

Other Sub-Contractor Agreements exist but are not active.  These Agreements may be terminated or continued at the option of Buyer after Buyer’s review.

Schedule 6

Litigation

There is no known litigation, intended litigation, or reasonable threats of litigation at this time.

Schedule 7

Surviving Seller Relationships With Customers and Clients of Cord Consulting

The following entities are current or prospective customers of Cord Consulting Company for which Seller will maintain an on-going relationship after the Date of Closing.  The services provided by Seller to these customers or prospects are not related to, and do not compete with  the Business of Buyer, and will cease to be provided under the name of Cord Consulting Company on the Date of Closing.

Imix International, Inc.